POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes and appoints each of David K. Meehan, Jeffrey S. Bragg and Kelly K. King, signing singly, the undersigned's true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a more than 5% shareholder of Insurance Management Solutions Group, Inc. (the "Company"), any and all forms, applications and other documents as may be necessary or advisable for the undersigned to file under the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act"), including, without limitation, Forms 3, 4 and 5 and Schedules 13D and 13G, and any amendments thereto, in accordance with Section 16(a) and Section 13(d), respectively, of the Exchange Act (collectively, "Documents"); and

          (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and timely file such Documents with the United States Securities and Exchange Commission and any stock exchange or similar authority.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Documents with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of February, 1999.

                                        INDEPENDENT  FOUNDATION  FOR THE PURSUIT
                                        OF CHARITABLE ENDEAVORS, LTD.


                                        By: /s/  Barry B. Benjamin
                                           -------------------------------------
                                            Name:  Barry B. Benjamin
                                            Title: President


                               Page 16 of 20 Pages

                                POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes and appoints each of David K. Meehan, Jeffrey S. Bragg and Kelly K. King, signing singly, the undersigned's true and lawful attorney-in-fact to:

           (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a more than 5% shareholder of Insurance Management Solutions Group, Inc. (the "Company"), any and all forms, applications and other documents as may be necessary or advisable for the undersigned to file under the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act"), including, without limitation, Forms 3, 4 and 5 and Schedules 13D and 13G, and any amendments thereto, in accordance with Section 16(a) and Section 13(d), respectively, of the Exchange Act (collectively, "Documents"); and

           (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and timely file such Documents with the United States Securities and Exchange Commission and any stock exchange or similar authority.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Documents with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of February, 1999.

                                        VENTURE CAPITAL CORPORATION


                                        By: /s/  Barry B. Benjamin
                                           -------------------------------------
                                            Name:   Barry B. Benjamin
                                            Title:  President


                               Page 17 of 20 Pages

                                POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes and appoints each of Bankers Insurance Group, Inc., David K. Meehan, David M. Howard and Chris Breakiron, signing singly, the undersigned's true and lawful attorney-in-fact to:

           (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a more than 5% shareholder of Insurance Management Solutions Group, Inc. (the "Company"), any and all forms, applications and other documents as may be necessary or advisable for the undersigned to file under the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act"), including, without limitation, Forms 3, 4 and 5 and Schedules 13D and 13G, and any amendments thereto, in accordance with Section 16(a) and Section 13(d), respectively, of the Exchange Act or Agreements of Joint Filing or form substantially similar to that which is attached hereto as Exhibit A and by reference made a part hereof (collectively, "Documents"); and

           (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and timely file such Documents with the United States Securities and Exchange Commission and any stock exchange or similar authority.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Documents with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of March, 2000.

                                        CAYMAN NATIONAL TRUST CO., LTD.


                                        By: /s/
                                           -------------------------------------
                                            Name:
                                            Title:   Secretary/Director


                               Page 18 of 20 Pages

                                POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes and appoints each of Venture Capital Corporation, David K. Meehan, Jeffrey S. Bragg and Kelly K. King, signing singly, the undersigned's true and lawful attorney-in-fact to:

           (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a more than 5% shareholder of Insurance Management Solutions Group, Inc. (the "Company"), any and all forms, applications and other documents as may be necessary or advisable for the undersigned to file under the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act"), including, without limitation, Forms 3, 4 and 5 and Schedules 13D and 13G, and any amendments thereto, in accordance with Section 16(a) and Section 13(d), respectively, of the Exchange Act (collectively, "Documents"); and

           (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and timely file such Documents with the United States Securities and Exchange Commission and any stock exchange or similar authority.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Documents with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 1999.

                                        VENTURE II TRUST

                                        By: Cayman National Trust Co. Ltd.
                                            as trustees for the Venture II Trust


                                        By: /s/ John Law/Fiona Keane
                                           -------------------------------------
                                            Name:   John Law/Fiona Keane
                                            Title:  President/Trust Officer



                               Page 19 of 20 Pages

                                POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes and appoints each of Bankers Insurance Group, Inc., David K. Meehan, David M. Howard and Chris P. Breakiron, signing singly, the undersigned's true and lawful attorney-in-fact to:

               (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a more than 5% shareholder of Insurance Management Solutions Group, Inc. (the "Company"), any and all forms, applications and other documents as may be necessary or advisable for the undersigned to file under the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act"), including, without limitation, Forms 3, 4 and 5 and Schedules 13D and 13G, and any amendments thereto, in accordance with Section 16(a) and Section 13(d), respectively, of the Exchange Act or Agreements of Joint Filing or form substantially similar to that which is attached hereto as Exhibit A and by reference made a part hereof (collectively, "Documents"); and

               (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and timely file such Documents with the United States Securities and Exchange Commission and any stock exchange or similar authority.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Documents with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March, 2000.

                                        WESTERN INTERNATIONAL INSURANCE COMPANY



                                        By: /s/  Barry B. Benjamin
                                           -------------------------------------
                                            Name:   Barry B. Benjamin
                                            Title:  President


                               Page 20 of 20 Pages